

MidAmerican Energy Holdings Company
2011 Fixed-Income Investor Conference

MIDAMERICAN
ENERGY HOLDINGS COMPANY

A Berkshire Hathaway Company

Forward-Looking Statements

This presentation contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon MidAmerican Energy Holdings Company's ("MidAmerican") and its subsidiaries' (collectively, the "Company") current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the Company's control and could cause actual results to differ materially from those expressed or implied by the Company's forward-looking statements. These factors include, among others:

- general economic, political and business conditions, as well as changes in laws and regulations affecting the Company's operations or related industries;
- changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce generating facility output, accelerate generating facility retirements or delay generating facility construction or acquisition;
- the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
- changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage, electricity and natural gas supply or the Company's ability to obtain long-term contracts with customers and suppliers;
- a high degree of variance between actual and forecasted load that could impact the Company's hedging strategy and the cost of balancing its generation resources and wholesale activities with its retail load obligations;
- performance and availability of the Company's generating facilities, including the impacts of outages or repairs, transmission constraints, weather and operating conditions;
- changes in prices, availability and demand for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;
- the financial condition and creditworthiness of the Company's significant customers and suppliers;
- changes in business strategy or development plans;
- availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MidAmerican's and its subsidiaries' credit facilities;

Forward-Looking Statements

- changes in MidAmerican's and its subsidiaries' credit ratings;
- risks relating to nuclear generation;
- the impact of derivative contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in the commodity prices, interest rates and other conditions that affect the fair value of derivative contracts;
- the impact of inflation on costs and our ability to recover such costs in regulated rates;
- increases in employee healthcare costs;
- the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;
- changes in the residential real estate brokerage and mortgage industries that could affect brokerage and mortgage transaction levels;
- unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generating facilities and infrastructure additions;
- the impact of new accounting guidance or changes in current accounting estimates and assumptions on the Company's consolidated financial results;
- the Company's ability to successfully integrate future acquired operations into its business;
- other risks or unforeseen events, including the effects of storms, floods, litigation, wars, terrorism, embargoes and other catastrophic events; and
- other business or investment considerations that may be disclosed from time to time in MidAmerican's filings with the United States Securities and Exchange Commission ("SEC") or in other publicly disseminated written documents.

Further details of the potential risks and uncertainties affecting the Company are described in MidAmerican's filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

This presentation includes certain non-GAAP financial measures as defined by the SEC's Regulation G. Refer to the Appendix in this presentation for a reconciliation of those non-GAAP financial measures to the most directly comparable GAAP measures.



Patrick J. Goodman

Senior Vice President and Chief Financial Officer
MidAmerican Energy Holdings Company

MidAmerican Energy Holdings Company
Energy Assets

MIDAMERICAN ENERGY HOLDINGS COMPANY



United Kingdom
Philippines

REVENUES $11.1 billion

ASSETS $46 billion

CUSTOMERS

Electric	6.2 million
Natural Gas	0.7 million

EMPLOYEES 15,800

NATURAL GAS TRANSMISSION PIPELINE DESIGN CAPACITY

Approximately 7.4 billion cubic feet per day

GENERATION CAPACITY

18,772 MW[(1)]

Coal	51%
Natural Gas	23%
Wind	15%
Hydro	7%
Nuclear and other	4%

(1) *Net MW owned in operation and under construction as of December 31, 2010*

PACIFICORP

PACIFIC POWER
Pacific Power Service Territory
Number of Customers: 730,000

ROCKY MOUNTAIN POWER
Rocky Mountain Power Service Territory
Number of Customers: 1,003,000

PACIFICORP ENERGY

Northern Natural Gas
Northern Natural Gas Pipeline
Number of Customers: 285

Kern River GAS TRANSMISSION COMPANY
Kern River Gas Transmission Pipeline
Number of Customers: 35

CE Electric UK
CE Electric UK Service Territory
Number of Customers: 3,839,000

CALENERGY
Generation Operations
Number of Customers: 13

MidAmerican ENERGY.
MidAmerican Energy Company Service Territory
Number of Customers: 1,439,000

MidAmerican Competitive Advantage

MIDAMERICAN ENERGY HOLDINGS COMPANY

- **Diversified portfolio of regulated assets**
  - Weather, customer, regulatory, generation, economic and catastrophic risk diversity
- **No dividend requirement**
  - Cash flow is retained in the business and used to help fund growth and improve credit metrics
- **Berkshire Hathaway ownership**
  - Access to capital from Berkshire Hathaway allows us to take advantage of market opportunities
  - Berkshire Hathaway is a long-term holder of assets; its owner for life philosophy promotes stability and helps make MidAmerican the buyer of choice in the eyes of certain sellers and regulators
  - Tax appetite of Berkshire Hathaway has allowed us to realize tax benefits currently
- **Berkshire Hathaway provides MidAmerican with a $2.0 billion equity commitment through February 28, 2014**
  - Access to capital even in times of industry and general market stress
    - No other utility has this quality of explicit financial support
  - Commitment can only be drawn for two purposes:
    - Paying MidAmerican parent debt when due
    - Funding the general corporate purposes and capital requirements of MidAmerican's regulated subsidiaries
  - Future mergers and acquisitions funded separate from this agreement

Revenue and EBITDA Diversification

MIDAMERICAN ENERGY HOLDINGS COMPANY

- Diversification of revenue sources reduces regulatory concentrations
- In 2010, 94.5% of EBITDA came from investment grade regulated subsidiaries

MidAmerican 2010

Energy Revenue[1]: $10.1 Billion


United Kingdom 7.9%
Philippines 1.0%
Iowa 24.2%
Other 1.2%
FERC 9.7%
South Dakota 1.2%
Illinois 11.2%
California 0.9%
Idaho 2.6%
Washington 3.5%
Wyoming 7.8%
Oregon 10.5%
Utah 18.3%

MidAmerican 2010

Consolidated EBITDA[2]: $4.0 Billion


CalEnergy and HomeServices 5.5%
MidAmerican Funding 20.1%
Kern River 7.7%
Northern Natural Gas 8.6%
CE Electric UK 15.7%
PacifiCorp 42.4%

(1) *Excludes HomeServices, which has operations in 20 states and adds further diversification, and equity income from CalEnergy*

(2) *Refer to the Appendix for the calculation of EBITDA; percentages exclude Corporate/other*

MidAmerican Financial Summary

Property, Plant and Equipment (Net)



Billions
$37.5
$30.0
$22.5
$15.0
$7.5
$0.0
$24.0
$26.2
$28.5
$30.9
$31.9
2006
2007
2008
2009
2010

MidAmerican Shareholders' Equity



Billions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$8.0
$9.3
$10.2
$12.6
$13.2
2006
2007
2008
2009
2010

Net Income Attributable to MidAmerican



Millions
$2,000
$1,500
$1,000
$500
$0
$916
$1,189
$1,850 (1)
$1,204
$1,157
$1,238
2006
2007
2008
2009
2010

Cash Flows from Operations



Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,923
$2,335
$2,587
$3,572
$2,759
2006
2007
2008
2009
2010

(1) $1,850 million net income includes $646 million of after-tax gains related to the termination fee and profit from the investment in Constellation Energy

Credit Metrics and Ratings

MIDAMERICAN ENERGY HOLDINGS COMPANY

- **MidAmerican Key Ratios**(1)
  - Zero dividends paid to Berkshire Hathaway allows an accelerated improvement in credit ratios

	2010	2009	2008	2007
FFO Interest Coverage	3.9x	3.9x	3.3x	3.0x
FFO to Debt	17.3%	17.7%	14.8%	12.7%
Debt to Total Capitalization	58.7%	59.0%	61.6%	63.6%

- **Ratings**

(Issuer or senior unsecured ratings unless noted)

	Moody's	S&P	Fitch
MidAmerican Energy Holdings Company	Baa1	BBB+	BBB+
MidAmerican Energy Company	A2	A-	A
PacifiCorp(2)	A2	A	A-
Northern Natural Gas Company	A2	A	A
Kern River Funding Corp.(2)	A3	A-	A-
Northern Electric Distribution Ltd	A3	A-	A
Yorkshire Electricity Distribution plc	A3	A-	A

(1) Refer to the Appendix for the calculations of key ratios

(2) Ratings for PacifiCorp and Kern River are senior secured rating

Segment Information

MIDAMERICAN ENERGY HOLDINGS COMPANY

Operating Income ($ millions)	Years Ended December 31 2010	2009	2008
PacifiCorp	$ 1,055	$ 1,079	$ 952
MidAmerican Funding	460	469	590
Northern Natural Gas	274	337	457
Kern River	198	221	305
CE Electric UK	474	394	514
CalEnergy Philippines	71	113	103
CalEnergy U.S.	17	15	15
HomeServices	17	11	(58)
Corporate/other	(64)	(174)	(50)
Total operating income	2,502	2,465	2,828
Interest expense	(1,173)	(1,195)	(1,198)
Interest expense on MidAmerican subordinated debt - Berkshire	(30)	(58)	(111)
Interest expense on MidAmerican subordinated debt - other	(22)	(22)	(24)
Capitalized interest	54	41	54
Interest and dividend income	24	38	75
Other, net	110	146	1,188
Income before income tax expense and other	1,465	1,415	2,812
Income tax expense	(198)	(282)	(982)
Other, net	(29)	24	20
Net income attributable to MidAmerican	$ 1,238	$ 1,157	$ 1,850

Projected Capital Expenditures and Cash Flows

MIDAMERICAN ENERGY HOLDINGS COMPANY

- MidAmerican and its subsidiaries will spend approximately $9.6 billion over the next three years for development and maintenance capital expenditures; this is an increase of $2.4 billion from last year's projection for 2011-2013 and includes new environmental capital expenditures and generation project expansions, including 593 MW of wind and 637 MW of gas plant additions



$ in Millions
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
2005A
2006A
2007A
2008A
2009A
2010A
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Capital Expenditures - variance to prior year projection
Cash Flows from Operations (1)
Capital Expenditures (including Chehalis acquisition in 2008)

(1) *Cash flows from operations in 2011 and 2012 include benefits from bonus depreciation legislation of $840 million and $390 million, respectively*

MidAmerican Growth Opportunities

- Transmission and generation investment at PacifiCorp
- Wind investment at MidAmerican Energy
- Natural gas storage and interstate pipeline expansion opportunities
- Build cycle for our regulated U.K. electric distribution assets
- Continued transmission build-out within our
  Electric Transmission Texas, LLC joint venture with AEP

Financing Plan 2011-2012

MIDAMERICAN ENERGY HOLDINGS COMPANY

- PacifiCorp 2011 debt issuance to refinance its $587 million maturing in the second half of 2011; also anticipate a 2012 issuance
- Northern Natural Gas anticipates refinancing its $250 million and $300 million maturities in June 2011 and October 2012, respectively
- Kern River expansions
- Electric Transmission Texas, LLC debt issuances in 2011 and 2012 to fund its growth

Questions



Richard Walje

President

Rocky Mountain Power

Overview

PACIFICORP



WASHINGTON
OREGON
CALIFORNIA
NEVADA
IDAHO
MONTANA
WYOMING
UTAH
COLORADO
ARIZONA
NEW MEXICO
PacifiCorp service area
Coal facilities (11 total)
Natural gas facilities (6 total)
Geothermal and other (2 total)
Hydro systems (46 total facilities)
Wind facilities (13 total)
Coal mines (3 total)
PacifiCorp-owned primary transmission lines
Transmission access (a)

(a) Access to other entities' transmission lines through wheeling arrangements

- Headquartered in Portland, Oregon
- 6,300 employees
- 1.7 million electricity customers
- 10,623 net MW generation capacity[1]
- Generating capacity by fuel type[1]

– Coal	58%
– Natural gas	21%
– Hydro	11%
– Wind, geothermal and other	10%

[1] Net MW owned as of December 31, 2010

Overview

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

- 1 million electric customers
- Weather normalized retail load was 35,612 GWh in 2010 versus 34,168 GWh in 2009, a 4.2% increase; forecast to increase 4.6% from 2010 to 2011
- Rate case increases in Utah, Wyoming and Idaho during 2010, with energy cost recovery mechanisms in Wyoming and Idaho
- Balanced outcomes and multiyear contracts negotiated with major unions


Rocky Mountain Power service territory

- Safety remains a top priority, with continued year-on-year improvements
- Reliability initiatives targeted for 2011 to improve Wyoming and Idaho reliability
- Key legislative focus on energy issues, wind taxes and facility siting challenges
- Utah, Wyoming and Idaho electric rates remain among the lowest in the nation

Forecast of Economic Recovery and Load Growth

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

In 2010:

- Strong recovery from recession for industrial customers (6.7% growth)
- Steady growth for residential and commercial sectors (2.3% and 1.7% growth)

Forecast for 2011 and 2012:

- Robust growth for industrial and commercial sectors, primarily due to data centers and extractive industries
- Slow, steady residential growth

Key economic factors:

- Business-friendly state policies
- State economic development efforts
- Low energy costs that attract energy-intensive industries
- Continued population growth

Rocky Mountain Power Retail Load
Weather Normalized



39,000
38,000
37,000
36,000
35,000
34,000
33,000
32,000
31,000
30,000
29,000
28,000
GWh
2006
2007
2008
2009
2010
2011 Fcst
2012 Fcst
Annual Growth Rates:
2007 = 5.5%
2008 = 4.0%
2009 = (2.6%)
2010 = 4.2%
2011 = 4.6%
2012 = 2.2%

Regulatory Accomplishments

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

- **Utah**
  - 2009 rate case: $32 million (2%) increase effective February 18, 2010
  - 2010 major plant addition cases: $64 million (4%) increase effective January 1, 2011, and recovery of $16 million of deferred costs
  - 2011 rate case: $232 million (14%) increase filed in January 2011; if approved, new rates will be effective September 21, 2011
  - Energy balancing account mechanism established in Utah, with 70%/30% sharing to begin October 1, 2011

- **Wyoming**
  - 2009 rate case: $36 million (7%) increase overall; $26 million (5%) effective July 1, 2010; $10 million (2%) effective February 1, 2011
  - 2010 power cost adjustment mechanism: recovery of $4 million in deferred net power costs effective April 1, 2010
  - 2011 power cost adjustment mechanism: recovery pending on $16 million in deferred net power costs effective April 1, 2011

Regulatory Accomplishments

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

- **Wyoming (continued)**
  - 2010 rate case: $98 million (17%) increase filed in November 2010; if approved, new rates anticipated September 22, 2011
  - The commission approved a new energy cost adjustment mechanism with 70%/30% sharing February 4, 2011, which replaces the prior power cost adjustment mechanism

- **Idaho**
  - 2010 rate case: $14 million (7%) increase effective December 28, 2010; a decrease of 1.3% to the company's energy efficiency surcharge ordered, for a net price change of 5.5%
  - 2011 energy cost adjustment mechanism: recovery pending on $13 million in deferred net power costs effective April 1, 2011

Operational Excellence

- Southeast Idaho to Salt Lake City, Utah, transmission line completed in November 2010; first major segment of the Energy Gateway transmission expansion



OSHA Recordable Rate
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.28
3.65
2.55
1.21
1.16
1.11
2005
2006
2007
2008
2009
2010

- Five years of improvements in employee safety; top 10% of the electric utility industry
- Customer service initiatives in paperless billing, electronic payment options for customers, expansion of automated meter reading and customer communication
- Significant commitment to reliability and compliance initiatives – transmission line clearances, critical infrastructure and avian protection
- Energy efficiency programs delivered 499 GWh company-wide of first-year energy savings and 481 MW of peak load management
- Economic recovery and risk mitigation actions taken in 2010 to achieve cost savings, build for customer growth and manage risk

Populus to Terminal (Energy Gateway, Segment B)

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

- 135 miles, double-circuit 345 kV
- Placed in-service November 2010
- Completed on time and under budget
  - Section connecting Ben Lomond and Terminal substations was put into service March 2010
  - Section connecting Populus and Ben Lomond substations was put into service November 2010
- Current status
  - Improved customer reliability by adding needed capacity
  - Regulatory recovery process nearing completion
  - Five years from pencil to paper to completion


POPULUS SUBSTATION
DOWNEY
15
MALAD CITY
IDAHO
UTAH
84
TREMONTON
HONEYVILLE
BRIGHAM CITY
WILLARD
BEN LOMOND SUBSTATION
OGDEN
GREAT SALT LAKE
15
80
SALT LAKE CITY
TERMINAL SUBSTATION
SUBSTATION
WEST VALLEY CITY
NEW TRANSMISSION LINE ROUTE

Mona to Oquirrh (Energy Gateway, Segment C)

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

- 100 miles; 35 miles double-circuit 345 kV and 65 miles single-circuit 500 kV
- Construction contract awarded to EC Source in February 2011
- Summer 2013 in-service date
- Permitting hurdles
  - Worked closely with BLM to maintain schedule for environmental impact statement; final record of decision has been issued
  - Two years of meetings with local governments, landowners and key stakeholders seeking input for routes
  - Hearing before Utah Utility Facility Review Board with favorable ruling in June 2010
  - Challenges by local municipalities in District Court, Court of Appeals and Utah Supreme Court resolved
  - Negotiated settlement with Tooele County and Tooele City complete



SALT LAKE CITY
GADSBY
TERMINAL
GREAT SALT LAKE
WEST VALLEY
SALT LAKE COUNTY
TOOELE
OQUIRRH
LIMBER
CAMP WILLIAMS
TOOELE COUNTY
LAKE SIDE
UTAH COUNTY
UTAH LAKE
JUAB COUNTY
MONA/ CURRANT CREEK
CLOVER
Potential substation siting area
500 kV minimum voltage
345 kV minimum voltage
Power plant
Substation
County lines


Altec

Pat Reiten

President
Pacific Power

Overview

PACIFIC POWER
A DIVISION OF PACIFICORP

- 730,000 electric customers
- Weather normalized retail load was 17,820 GWh in 2010 versus 17,941 GWh in 2009, a 0.7% decrease; forecast to increase 2.1% from 2010 to 2011
- Rate case settlements with fair revenue results received in Oregon and California; Washington rate case order due April 3, 2011
- Surcharges to fund Klamath dam removal approved in Oregon and pending in California
- Network reliability has remained consistent over the last five years
- Completed AMR to all Washington customers


Pacific Power service territory

- Rated No. 1 nationally in industrial customer satisfaction for the last two years
- Collective bargaining underway with two employee unions in Pacific Power service territory

Forecast of Economic Recovery and Load Growth

PACIFIC POWER
A DIVISION OF PACIFICORP

In 2010:

- Continued impact of recession on commercial loads, down 1.7%, and industrial, down 8.9%
- Improved residential, up 4.7%, due to increased usage and additional customers

Forecast for 2011 and 2012:

- Additional commercial load in 2011 and 2012 from new data centers
- Moderate recovery in 2011 and return to historical load growth in 2012 for industrial and residential customers



Pacific Power Retail Load
Weather Normalized
GWh
19,200
19,000
18,800
18,600
18,400
18,200
18,000
17,800
17,600
17,400
17,200
Annual Growth Rates:
2007 = 0.6%
2008 = (1.6%)
2009 = (3.7%)
2010 = (0.7%)
2011 = 2.1%
2012 = 2.7%
2006
2007
2008
2009
2010
2011 Fcst
2012 Fcst

Regulatory Accomplishments

PACIFIC POWER
A DIVISION OF PACIFICORP

- **Oregon**
  - Power costs update of $60 million (6%) effective January 1, 2011, through the Transition Adjustment Mechanism
  - Order approving 2010 general rate case settlement authorized annual increase of $80 million (8%) effective January 1, 2011
    - Included Populus-to-Terminal segment of transmission plan, two new wind resources, environmental improvement projects, system reliability, hydro relicensing and other investments
  - Initial filing for the 2012 Transition Adjustment Mechanism supports an increase of $62 million (5%); filing will be updated and adjusted during the year, with new rates effective January 1, 2012
  - No general rate case filing in 2011; next possible general rate case filing March 2012 for rates effective January 2013
- **California**
  - General rate case increase of $4 million (5%) effective January 1, 2011
  - Power cost increase of $9 million (11%) effective January 1, 2011, through Energy Cost Adjustment Clause; next filing August 1, 2011, with rates effective January 1, 2012
  - Next general rate case filing for rates effective January 1, 2014, due to three-year rate case cycle
  - Adjustment mechanism filings will continue for major plant additions and annual attrition adjustment
- **Washington**
  - General rate case request for $49 million (18%) pending; order to be received March 2011, with rates effective April 3, 2011

Energy Gateway Transmission Expansion

PACIFIC POWER
A DIVISION OF PACIFICORP

Key Principles

- Secure capacity for the long-term benefit of customers
- Load service needs first, regional needs second
- Support multiple resource scenarios
- Secure regulatory and community support
- Build it

Highlights

- Approximately 2,000 new line miles
- Over six billion dollar investment
- First segment completed November 2010
- Designed to provide 3,000 MW (1,500 MW on both Gateway West and Gateway South) of new transmission capacity to serve PacifiCorp customers' long-term load and growth needs



WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
CALIFORNIA
NEVADA
UTAH
COLORADO
ARIZONA
NEW MEXICO
GATEWAY WEST
GATEWAY CENTRAL
GATEWAY SOUTH
McNary
Boardman
Wallula
Bethel
Hemingway
Captain Jack
Midpoint
Borah
Cedar Hill
Populus
Bridger
Windstar
Aeolus
Terminal
Limber
Oquirrh
Mona
Sigurd
Red Butte
Crystal
A
B
C
D
E
F
G
H
PacifiCorp service area
Planned transmission lines:
500 kV minimum voltage
345 kV minimum voltage
230 kV minimum voltage
Lines under consideration
Transmission hub
Existing substation

This map is for general reference only and reflects current plans.
It may not reflect the final routes, construction sequence or exact line configuration.

Energy Gateway Progress Update

PACIFIC POWER
A DIVISION OF PACIFICORP

Gateway South

Aeolus to Mona (Segment F)

- 395 miles, single-circuit 500-kV construction
- Public scoping beginning 2011
- Estimated in-service 2017-2019


WYOMING
Aeolus
F
Mona
UTAH
COLORADO

Gateway West

Windstar to Populus to Hemingway (Segments D and E)

- 1,100 miles, single-circuit construction; majority is 500 kV, smaller segment at 230 kV
- Awaiting draft environmental impact statement
- Estimated in-service 2015-2018


WYOMING
Windstar
Populus
D
Bridger
Aeolus


IDAHO
Hemingway
Midpoint
Borah
E
Populus
Cedar Hill
PacifiCorp service area
Planned transmission lines:
500 kV minimum voltage
230 kV minimum voltage
Transmission hub
Existing substation

Energy Gateway Progress Update

PACIFIC POWER
A DIVISION OF PACIFICORP

Westside Projects

Wallula to McNary (Segment A)

- 30 miles, single-circuit 230-kV construction
- Permitted and under development
- Construction scheduled to begin 2012
- Estimated in-service 2012-2013

Hemingway to Captain Jack (Segment H)

- 350 miles, single-circuit 500-kV construction
- Exploring joint-development opportunities on alternative projects with Idaho Power and Portland General Electric



WASHINGTON
McNary
Boardman
A
Wallula
Bethel
OREGON
Hemingway
H
Captain Jack
PacifiCorp service area
Planned transmission lines:
500 kV minimum voltage
230 kV minimum voltage
Lines under consideration
Transmission hub
Existing substation

Energy Gateway Key Challenges

PACIFIC POWER
A DIVISION OF PACIFICORP

- Energy Gateway West/Energy Gateway South
  - Timing and partnerships
    - Idaho Power
    - Bonneville Power Administration
    - Portland General Electric
  - Federal right of way
  - Timing relative to Integrated Resource Plan (Wyoming/wind)

Operational Excellence

PACIFIC POWER
A DIVISION OF PACIFICORP

System Investment and Performance

- Washington automated meter reading project completed February 2011; exchanged more than 121,000 meters in the Yakima, Sunnyside and Walla Walla areas
- Pacific Power utilized its own crews to build a new 230/69-kV substation in Albany, Oregon
- Augmenting regular California system investment to reduce outage frequency and duration
- Successful resolution achieved in Oregon regarding regulatory service quality measures that hold Pacific Power to higher standards than required by Oregon law

Operational Excellence

PACIFIC POWER
A DIVISION OF PACIFICORP

Operations Efficiencies

- Increased coordination and communication on transmission outages; changes made to outage notification process, with the goal to have notifications posted well in advance of planned outages
- Finished rolling out process improvements for operations work planning and scheduling; ensuring the right people and the right equipment are ready to do the right jobs, creating operational efficiencies
- A collaborative effort between several field operations managers and union personnel led to the development of an employee-driven safety steward program



Micheal Dunn

President

PacifiCorp Energy

Resource Portfolio

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

10,623 net MW owned generation capacity[(1)]

- 6,148 MW coal-fueled generation
- 2,230 MW natural gas-fueled generation
- 1,157 MW hydroelectric
- 1,032 MW wind
- 34 MW geothermal
- 22 MW other


WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
NEVADA
UTAH
COLORADO
CALIFORNIA
ARIZONA
Pacific Power Service Territory
Rocky Mountain Power Service Territory
Coal Plants
Natural Gas Plants
Geothermal and Other
Hydro Systems
Wind Projects
Coal Mines

(1) *Net MW owned as of December 31, 2010*

Generating Capacity by Fuel Type

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

March 31, 2006


Wind, Geothermal and Other 1%
Hydroelectric 14%
Natural Gas 13%
Coal 72%

8,470 MW (1)

December 31, 2010


Wind, Geothermal and Other 10%
Hydroelectric 11%
Natural Gas 21%
Coal 58%

10,623 MW (1)

(1) *Net MW owned*

Capital Requirements Under the Current Resource Plan

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

- 2011-2013 Capital Plan ($ millions)
  - New generation (includes interconnection) $ 887
  - Environmental compliance 623
  - Hydro license implementation 188
  - Maintenance capital 614

$2,312


27%
38%
8%
27%
New generation
Environmental compliance
Hydro license implementation
Maintenance capital

Note: Including AFUDC

Meet Customer Load Growth

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

- Upgrades, expansions and acquisition of new resources to meet customer load growth through the 2011 integrated resource plan



Obligation + Reserves *
New Firm Market Purchases
Other Additions **
CCCT in 2019
CCCT in 2016
Lake Side 2 in 2014
Existing Long- and Short-Term Contracts and PPAs
Existing Physical Assets and DSM
* Includes 13% planning reserve margin
** Includes DSM, thermal plant upgrades and wind; wind capacity is reported as peak load contribution
Megawatts
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
New Market Purchases
Other Additions **
CCCT 2019
CCCT 2016
Lake Side 2
Long Term Contracts and PPA's
Physical Assets and DSM
Obligation + Reserves *

Lake Side II

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

- All-source request for proposal process
- Final resource selected
  - Lake Side II, 637-MW combined-cycle combustion turbine
- Public Service Commission of Utah regulatory approval process:

Milestone	Date
Intervenor direct testimony	March 3, 2011
PacifiCorp rebuttal testimony	March 17, 2011
Surrebuttal testimony	March 24, 2011
Commission hearing	March 29-30, 2011
Commission order	April 2011

Current Environmental Position

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

- Of PacifiCorp's nearly 6,700 MW of operated or wholly owned coal-fueled generation:
  - 71% of generation has nitrogen oxides controls, consisting of low-NOx burners and over-fire air
  - 89% of generation has scrubbers for sulfur dioxide control
  - 29% of generation has baghouses for particulate matter control

Wind Benefit – Decreasing Carbon Footprint

PACIFICORP ENERGY
A DIVISION OF PACIFICORP



MWh Generated
CO2 Emissions
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
MWh Generated
2,200
2,100
2,000
1,900
1,800
1,700
1,600
1,500
1,400
Lbs CO2/MWh
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Note: PacifiCorp's share of generation from all thermal, hydro, wind and geothermal resources

PacifiCorp Capital Cost of Compliance

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

Projects	Regional Haze Rules	HAPs MACT	CCR Management
Scrubbers, Baghouses, Low-NOx Burners and Selective Catalytic Reduction	$1.1 billion		
Coal Fleet Mercury Controls		$61 million	
Coal Fleet Coal Combustion Residue Management			$210 million

Note: Including AFUDC

Total 2011-2020 PacifiCorp Environmental Capital: $1.4 billion

2015 Environmental Position

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

- Of PacifiCorp's nearly 6,700 MW of operated or wholly owned coal-fueled generation:
  - 94% of generation will have nitrogen oxides controls
    - Low-NOx burners and over-fire air on 16 of 20 units
    - One selective catalytic reduction system on Naughton Unit 3
  - 94% of generation will have scrubbers for sulfur dioxide control
  - 57% of generation will have baghouses for particulate matter control
  - 100% of generation is expected to have mercury controls or otherwise be compliant with pending regulations
- Depending on stringency of final regulations, smaller coal-fueled units may have to convert to natural gas or face reduced operation

Questions



Bill Fehrman

President
MidAmerican Energy Company

Overview


MINNESOTA
SOUTH DAKOTA
WISCONSIN
NEBRASKA
IOWA
ILLINOIS
KANSAS
MISSOURI
MidAmerican Energy Service Territory
Major Generating Facilities
Wind Projects in Production
Siemens Wind Project Sites
Other Wind Project Sites

- Headquartered in Des Moines, Iowa
- 3,500 employees
- 1.4 million electric and natural gas customers in four Midwestern states
- 7,094 net MW generation capacity[1]
- Generating capacity by fuel type[1]

– Coal	48%
– Natural gas	18%
– Wind	26%
– Nuclear and other	8%

[1] Net MW owned in operation and under construction as of December 31, 2010

Business Update

MidAmerican ENERGY

- Financial Strength
  - Maintained strong financial results despite challenging economic environment – regulated electric retail sales (weather normalized) were 3.9% higher in 2010 than 2009
  - Power prices in 2010 were the lowest since 2003, and regional MISO power prices averaged $26.71/MWh in 2010 compared to $27.44/MWh in 2009
  - MidAmerican Energy has realized income tax benefits in 2009 and 2010 related to production tax credits, repairs deductions and bonus depreciation
  - Forecast load for 2011 and 2012 reflects growth rates more consistent with historical rates
  - Base electric rate stability for Iowa customers through 2013 – opportunity for rate relief if returns fall below 10%



MidAmerican Energy Retail Load
Weather Normalized
GWh
22,500
22,000
21,500
21,000
20,500
20,000
19,500
19,000
18,500
2006
2007
2008
2009
2010
2011 Fcst
2012 Fcst
Annual Growth Rates:
2007 = 3.6%
2008 = 2.5%
2009 = (2.1%)
2010 = 3.9%
2011 = 1.8%
2012 = 1.7%

Business Update

MidAmerican ENERGY

- Environmental Respect
  - Continued investment in emissions control projects
    - Planning is underway for dry scrubber and baghouse projects at Neal Energy Center Units 3 and 4; MidAmerican Energy cost will be $233 million
- Regulatory Integrity
  - Focus is on a balanced outcome for our customers, communities, regulators and legislators
  - Significant use of binding rate-making principles in Iowa in advance of construction provides for greater regulatory certainty during future rate cases while meeting the expectations of policymakers and regulators
  - Estimated that 46% of Iowa electric rate base subject to advanced rate-making principles at the end of 2011
  - MidAmerican Energy is subject to the NERC mandatory reliability standards, including the new CIP standards; MidAmerican Energy is located in the Midwest Reliability Organization region
  - MidAmerican Energy led development and passage of legislation outlining regulatory certainty and cost recovery for nuclear generation development in Iowa

Business Update

- Customer Service
  - For the first time, MidAmerican Energy achieved rankings that placed the company in the top 10% in the nation on every customer satisfaction goal measurement (J.D. Power and Associates, Market Strategies Inc., and TQS Key Accounts)
  - Successfully managed several severe storms in 2010, the most severe being a January 2010 ice storm; at the peak of the storm, 30,864 customers were without power; in addition to 450 internal resources, approximately 1,500 resources were brought in from several other states; the cost of service restoration and infrastructure damage was approximately $27 million
- Employee Commitment
  - Continue reinforcement of safety culture; OSHA recordable rate for 2010 was 18.5% lower than 2009
  - Focused on control of benefit costs and overall staffing levels



OSHA Recordable Rate
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.38
3.06
3.27
3.06
2.86
2.33
2005
2006
2007
2008
2009
2010

Operational Excellence

MidAmerican ENERGY

- Significant operational focus on minimizing plant emissions
- Initiated a three-year analysis of possible sites for nuclear generation in Iowa
- Completed the first major maintenance outage at Walter Scott, Jr. Energy Center Unit 4 during 2010; plant went into service in June 2007
- Entered a long-term maintenance contract for the Greater Des Moines Energy Center
- Ranked No. 1 in the nation in ownership of wind-powered electric generation among rate-regulated utilities, with 1,284 MW of owned and operated generation
- Commenced construction of 593 MW of wind generation in Iowa with an estimated cost of $1.0 billion; projects are expected to be in-service by year-end 2011
- Successfully implemented cost recovery and risk mitigation plan that delivered in excess of $90 million in cost reduction and revenue enhancement initiatives in 2010; the company continues with aggressive cost containment efforts in 2011

Wind VII Expansion

MidAmerican ENERGY

- MidAmerican Energy has approval from the Iowa Utilities Board to add 1,001 MW of new wind generation in Iowa through 2012
- New wind generation has allowed ROE of 12.2%
- In conjunction with this approval, MidAmerican Energy has executed agreements for the purchase and construction of 593 MW of Siemens wind turbines to be added to MidAmerican Energy's wind portfolio in 2011
- Construction of the 593 MW in 2011 minimizes risks associated with the expiration of the federal production tax credit at the end of 2012

Wind VII Expansion

MidAmerican ENERGY

- This opportunity is being delivered at a cost of approximately $1.0 billion, or $1,750/kW, a cost level not seen since 2006
- Additional economic benefits are provided by deferral of approximately half of the project costs until late in 2013
- Projects deliver significant value to customers due to deferral mechanism, PTCs for 10 years from the in-service date of the projects, accelerated tax depreciation (100% deduction for 2011) and low-cost generation in the future
- Following completion of this expansion, MidAmerican Energy will own 1,877 MW of wind generation
- Additional cost-effective project opportunities continue to be pursued

Generating Capacity by Fuel Type

MidAmerican ENERGY

December 31, 2000


Nuclear and Other 11%
Wind 0%
Natural Gas 19%
Coal 70%

4,086 MW (1)

December 31, 2010


Nuclear and Other 8%
Wind 26%
Natural Gas 18%
Coal 48%

7,094 MW (1)

(1) Net MW owned in operation and under construction

Timeline for Environmental Regulations for the U.S. Utility Industry

MidAmerican ENERGY



Ozone (O_3)
SOx/NOx
CAIR/Transport
Water
Revised Ozone NAAQS
Begin CAIR Phase I Seasonal NOx Cap
Transport Rule proposal issued (CAIR Replacement)
Final Transport Rule Expected (CAIR Replacement)
SOx/NOx Secondary NAAQS
Effluent Guidelines Final rule expected
CAIR Vacated
SO2 Primary NAAQS
Ozone NAAQS Revision
Transport Rule II (NOx) proposal
PM Transport Rule
Effluent Guidelines Compliance 3-5 yrs after final rule
CAIR Remanded
NOx Primary NAAQS
CO2 Regulation (PSD/BACT)
Effluent Guidelines proposed rule expected
316 (b) final rule expected
316 (b) Compliance 3-4 yrs after final rule
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
CAMR vacated
Begin CAIR Phase I Annual SO2 Cap
Final Rule for CCBs Mgmt
Next PM-2.5 NAAQS Revision
Ozone Transport Rule
Transport Rule Phase II Reductions
HAPS MACT Compliance 3 yrs after final rule
Begin Compliance Requirements under Final CCB Rule (ground water monitoring, double monitors, closure, dry ash conversion)
Begin CAIR Phase I Annual NOx Cap
Proposed Rule for CCBs Management
HAPs MACT proposed rule
316 (b) proposed rule expected
HAPS MACT final rule expected
Transport Rule Phase I Reductions
PM/PM2.5
Ash
Hg/HAPS
CO2

Current Environmental Position

MidAmerican ENERGY.

- Of MidAmerican Energy's nearly 4,100 MW of operated coal-fueled generation:
  - 100% of generation currently has nitrogen oxides controls
    - Low-NOx burners and/or over-fire air on all units
    - One selective catalytic reduction system on Walter Scott Unit 4
  - 55% of generation has scrubbers and baghouses for sulfur dioxide and enhanced particulate control
  - 20% of generation has activated carbon injection for mercury control

MidAmerican Energy Company
Capital Cost of Compliance

MidAmerican
ENERGY.

Project	CAIR/CATR	HAPs MACT	CCR Management
Neal 2, 3 and 4: Scrubber and Baghouse	$305.8 million		
Ottumwa: Scrubber and Baghouse	$166.2 million		
Neal 3 and 4: Selective Non-Catalytic Reduction	$12.2 million		
Coal Fleet Mercury Controls		$39.6 million	
Coal Fleet Ash Pond Closures			$60.6 million
Coal Fleet Bottom Ash Dry Handling			$41.8 million
Subtotal:	$484.2 million	$39.6 million	$102.4 million

Total 2011-2020 MEC Environmental Capital: $626.2 million

Wind Benefit –
Decreasing Carbon Footprint

MEC CO_2 Emission Intensity


MWh Generated
CO2 Emissions
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
1,850
1,800
1,750
1,700
1,650
1,600
1,550
1,500
1,450
1,400
2000
2003
2005
2007
2010
MWh Generated
Lbs CO2 / MWh

Note: MidAmerican Energy Company sold the environmental attributes of some of this generation to third parties, and values do not represent the carbon footprint of energy delivered to MidAmerican Energy Company's retail customers

2015 Environmental Position

MidAmerican ENERGY

- Of MidAmerican Energy's nearly 4,100 MW of operated coal-fueled generation:
  - 100% of generation currently will have nitrogen oxides controls
    - Low-NOx burners and/or over-fire air on all units
    - One selective catalytic reduction system on Walter Scott Unit 4
    - Two selective non-catalytic reduction systems on Neal 3 and 4
  - 83% of generation will have scrubbers and baghouses for sulfur dioxide and enhanced particulate control
  - 83% of generation will have activated carbon injection for mercury control
- Depending on stringency of final regulations, smaller coal-fueled units may have to convert to natural gas or face reduced operation

Electric Transmission Texas Update

- ETT designs, acquires, constructs, owns and operates transmission facilities in ERCOT
  - MidAmerican joint venture with AEP established in December 2007; MidAmerican owns 50% of ETT
- Regulatory approval to operate as an electric transmission utility in Texas approved in October 2007
  - Target capital structure 60% debt/40% equity
  - Allowed ROE of 9.96%
- ETT plans to construct and operate transmission projects with an investment opportunity of more than $3 billion

($ in millions)	Remaining Project Cost	Costs Through December 31, 2010
Projects (in-service)	$ 442	$ 442
Projects (not in-service)	1,711	33
Competitive Renewable Energy Zone Projects	1,200	138
Total	$ 3,353	$ 613

Questions


ISOLATED VESSELS MUST BE VENTED

Mark Hewett

President

Northern Natural Gas Company

Overview


Minn.
Wis.
South Dakota
Nebraska
Iowa
Kansas
Oklahoma
Texas

- Headquartered in Omaha, Nebraska
- 850 employees
- 15,000-mile interstate natural gas transmission pipeline system
- Market area design capacity of 5.5 Bcf/day plus 2.0 Bcf/day field area delivery capacity
- Five natural gas storage facilities, with a total firm capacity of 73 Bcf and more than 2.0 Bcf of peak day delivery capability
- Access to five major supply basins
- Annual deliveries of more than 950 Bcf

Business Update

Northern Natural Gas

- Solid operating results in 2010
  - Continued to demonstrate financial strength during the economic crisis
  - With customer support, successfully terminated Section 5 proceedings initiated by FERC, without any rate reductions or service changes
  - Received favorable rulings on Cunningham storage field boundaries
  - Identified and executed on cost-reduction strategies of $18 million
  - Increased the integrity and reliability of the pipeline while managing operating costs and staffing
- In the 2011 Mastio & Company pipeline industry survey report, Northern was ranked No. 1 out of 16 mega pipelines and No. 2 out of 43 interstate pipelines in customer satisfaction

Revenue Stability and Long-Term Contracts

Northern Natural Gas

2010 Transportation and Storage Revenue $578 Million



Storage
13%
$75 Million
Transportation - Field
10%
$56 Million
$447 Million
Transportation - Market
77%

Market Area Transportation Contract Maturities (1)



2020+
4%
2011-2012
21%
2016-2019
49%
2013-2015
26%

(1) Based on maximum daily quantities of market area entitlement in decatherms

- 64% of 2010 transportation and storage demand revenue was derived from local distribution companies
- 67% of 2010 storage revenue resulted from long-term contracts, with an average remaining contract life of approximately eight years
- 53% of market area capacity is contracted beyond 2015
- Shippers that do not meet credit standards are required to post collateral

Section 5 Rate Proceeding Final

Northern Natural Gas

- Section 5 of the Natural Gas Act allows the Federal Energy Regulatory Commission to challenge the current rates or service of an interstate pipeline
- FERC issued an order November 19, 2009, based on 2008 financial results
- Northern submitted a cost and revenue study February 4, 2010, showing no over recovery
- Northern prepared to file a Section 4 general rate case with a significant rate increase and service changes
- FERC staff would not focus on the current environment and refused to settle without a rate reduction
- Five of Northern's largest customers took the lead and filed a motion to terminate proceedings
  - Support by virtually all customers and state commissions
  - Approved by FERC May 27, 2010, over dissent of FERC chairman
- Docket is final with no change to rates or services
- Other pipelines in Section 5 proceedings resulted in rate reduction settlements

Expansion Projects

Northern Natural Gas

- NorthernLights is a multiyear market area expansion started in 2006
  - Part of long-term agreement commitments from large customers in Twin Cities area
  - Serving power, industrial and native growth loads and, to a lesser extent, ethanol
  - Increased market area capacity
    - 2007-2010 projects added 654,000 Dth/day
    - 2011 projects will add 11,000 Dth/day
  - Total project investment of more than $350 million
- Redfield Storage Expansion
  - In 2011, will complete a 2 Bcf market-based rate expansion
    - Capacity was sold on a firm basis for a 20-year term
    - Project investment of $6.8 million
    - Pending FERC approval

Shale Gas Opportunities

- Incremental supply being attached from Granite Wash – 135,000 Dth/day
- Shale development is supportive of gas demand due to low supply prices
- Change in gas flow patterns across the U.S. is likely
- Marcellus shale displacement of the south-central area should result in the softening of field area supply prices
- Wolfberry shale oil play in west Texas is likely to bring incremental associated gas supply to Northern


Shale Gas Plays
Shale Tight Gas
Oil Shale with Associated Gas
Kern River Gas Transmission
Northern Natural Gas Company
Marcellus
Granite Wash
Fayetteville
Woodford
Wolfberry
Barnett
Haynesville
Eagle Ford

Alaska Gas Storage

- MidAmerican Energy Holdings Company owns a 30% interest in the Cook Inlet Natural Gas Storage Alaska development with SEMCO Energy Inc.
- $180 million development, starting service in 2012
- Fully contracted (11 Bcf) for 20 years with Southcentral Alaska utilities
- Regulatory approval has been received, granting a 12.55% return on equity and 30-year depreciable life; approved with a 50/50 debt-to-equity ratio
- Limited capital cost risk due to pre-service rate revision
- Expansion opportunity likely by 2014



Alaska
map location
Proposed Storage Facility
N
S
W
E
Wasilla
Houston
Sutton
Palmer
Knik
Eklutna
Anchorage
Susitna River
Tyonek
Hope
Whittier
Nikiski
Salamatof
Kenai
Cooper Landing
Soldotna
Moose Pass
Kasilof
Seward
Clam Gulch
Ninilchik
Nikolaevsk
Cook Inlet
Anchor Point
Homer
Seldovia
Nanwalek
Port Graham
Lake Clark
Port Alsworth
Nondalton
Pedro Bay
Iliamna
Newhalen
Lake Iliamna
Kokhanok
0
50
100
kilometers



Gary Hoogeveen

President

Kern River Gas Transmission Company

Overview



WYOMING
NEVADA
UTAH
CALIFORNIA
ARIZONA

- Headquartered in Salt Lake City, Utah
- 160 employees
- 1,700-mile interstate natural gas transmission pipeline system
- Delivers natural gas from Rocky Mountain basin to markets in Utah, Nevada, California and Arizona
- Design capacity: 1.9 million Dth per day of natural gas

Business Update

- Pipeline of choice to Southern California and Las Vegas
- Delivered approximately 24%[(1)] of California's demand for natural gas
- During 2010, scheduled throughput averaged 121% of design capacity
- Ranked No. 1 out of 43 interstate pipelines in 2011 Mastio & Company survey for customer satisfaction
- Two mainline expansion projects developed to expand the pipeline capacity by nearly 24%, plus one lateral expansion


Daily Average Scheduled Volume
2010
2009
2008
2007
2006
2005
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Throughput in Dth

(1) Based on the 2010 California Gas Report

Revenue Stability and Long-Term Contracts

2010 Revenue Distribution
$357 Million Total Revenue


Market Oriented Revenue 8%
Other Revenue 2%
Demand Revenue 90%

Contract Maturities[(1)]


2011-2013 12%
2016-2017 30%
2018+ 58%

(1) Based on daily demand quantity

- 90% of revenue is from demand charges
- 88% of contracts mature after 2015
- Weighted average shipper rating of BBB/Baa2
- Shippers that do not meet credit standards are required to post collateral

2004 Rate Case Update

- Extended regulatory process
  - April 30, 2004: rate case filed
  - October 19, 2006: Opinion 486, order on initial decision issued
  - April 18, 2008: Opinion 486-A issued
  - January 15, 2009: Opinion 486-B issued
  - December 17, 2009: Opinion 486-C issued
- Opinion 486-D issued November 18, 2010
  - Resolved all outstanding issues regarding current rates (Period One) including ROE @ 11.55%
  - Provided scope of hearing regarding future rates (Period Two)
- Refunds issued December 2010
- Hearing status on Period Two rates
  - Expect initial decision from the administrative law judge in April 2011
  - Expect Federal Energy Regulatory Commission order by the end of 2011

Competitive Position



Powder River
Big Horn
Wind River
RUBY PIPELINE
Overthrust
Green River
Salt Lake City
REX PIPELINE
Uinta
Piceance
Ferron
KERN RIVER GAS TRANSMISSION
San Francisco
Paradox
San Juan
Las Vegas
Los Angeles
San Diego

- Kern River is well-positioned to maintain its position as the pipeline of choice for gas transportation service to Nevada and Southern California
- Kern River is the only major pipeline delivering economical Rocky Mountain gas supplies directly to consumers in Southern California
- Direct service to end-users avoids rate stacks of local distribution companies
- Modern system
  - Efficient
  - Low fuel rates
  - Limited cost for integrity management
- Reasonable market growth from incremental electric generation
  - 4,550 MW projected for California
  - 500 MW projected for Nevada
  - 550 MW projected for Utah
- REX Pipeline, Kinder Morgan's 1,800,000 Dth per day pipeline that originates in the Rockies and delivers to Midwest and eastern U.S. markets, became fully operational in November 2009
- Ruby Pipeline
  - El Paso's 1,500,000 Dth per day pipeline from Rockies to the California/Oregon border is targeted to be in-service in summer 2011
  - Import capacity into California remains unchanged

2010 Expansion Project – In Service


Muddy Creek
Salt Lake City
Las Vegas
Bakersfield
Los Angeles
2010 Expansion Compression
Existing Pipeline

- Expanded by 145,000 Dth per day
- Fully contracted by shippers, having a weighted average rating of BBB+/Baa1
- Service to Southern California and Las Vegas
- $69 million capital cost
- Added 20,500 horsepower of incremental compression
- Restaged existing compression at one location
- Increased maximum allowable operating pressure from 1,200 psig to 1,333 psig
- Capacity placed in-service April 9, 2010

Apex Expansion Project



Muddy Creek
Apex Expansion Loop
Salt Lake City
Las Vegas
Bakersfield
Los Angeles
Apex Expansion Compression
Apex Expansion Pipe
Existing Pipeline

Mainline Expansion

- Economically expand by 266,000 Dth per day
- 20-year term contract with NV Energy
- Service to Las Vegas, Nevada
- $373 million capital cost
- Close Wasatch Loop with 28 miles of 36-inch pipe
  - Construction commenced October 2010 and is 33% complete
- Add 78,000 horsepower of new compression at four locations and restage four existing compressors
  - Construction underway at two sites
  - Remaining two sites will begin construction April 2011
- FERC certificate received September 2010
- Anticipated in-service fourth quarter 2011

Backhaul Capacity Contract

- New ability to receive 400,000 Dth per day of firm backhaul
- In-service April 1, 2009

Mountain Pass Lateral



Muddy Creek
Salt Lake City
Las Vegas
Bakersfield
Los Angeles
Mountain Pass Lateral Pipe
Apex Expansion Pipe
Existing Pipeline

- Direct-connect to rare earth minerals mine
- Nine-mile, 8-inch pipeline lateral
- 24,000 Dth per day of firm service (mainline and lateral)
- Annual revenue of $5.2 million
- 10-year term contract with Molycorp Minerals LLC
- Filed for FERC certificate authority in December 2010
- FERC approval expected by third quarter 2011
- In-service anticipated by April 1, 2012

Questions



Phil Jones

President

CE Electric UK

CE Electric UK Is a Wires-Only Power Distributor

CE Electric UK

	Licenses	Customers	Revenues £m	RAV £m[1]
PPL	4	7.6m	1,106	4,342
UKPN	3	8.0m	939	3,969
CE	**2**	**3.8m**	**518**	**1,932**
SSE	2	3.6m	683	2,555
SP	2	3.4m	662	2,426
ENW	1	2.3m	329	1,243

[1] RAV 31 March 2010

CE Electric £m	**2010**	**2009**	**2008**
Revenue	518	527	537
Operating Income	305	253	278
RAV	2,174	1,998	1,898


CE Electric UK

- Major substations – 700
- Circuit length – 58,000 miles
- Service territory – 10,000 square miles
- Employees – 2,290
- Stable revenues and cash flows
- Opportunity to reinvest cash flows back into business earning a regulated return

DPCR5 Set the Pattern for Network Regulation to 2020 and Beyond

CE Electric UK

- Retain the inflation protection
- Remove volume-related risk
- Commitment to fund pension deficit repair
- Greater emphasis on performance-related rewards
- Greater emphasis on company plans
- More emphasis on stakeholder engagement

Potential equity returns (RORE)



20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
WPD S Wales
WPD S West
SSE Hydro
SSE Southern
CE YEDL
CE NEDL
CN East
CN West
ENW
EDFE SPN
EDFE EPN
EDFE LPN
SP Manweb
SP Distribution
Gearing @80%
Debt (+/- 0.5%)
Taxation trigger
Incentives - Customer satisfaction
Incentives - Interruptions
Incentives - Losses
Costs
Guaranteed standards
Plausible range of returns
Returns @ OFGEM allowances

Ofgem: DPCR5, December 2009

Ofgem: RPI-X@20/RIIO – October 2010



ofgem
Promoting choice and value for all gas and electricity customers
RIIO
RIIO: A new way to regulate energy networks
Final decision
October 2010

Outlook for DPCR5

CE Electric UK

- Revenue expected to grow by 7% (real) annually through March 2015
- Ofgem DPCR5 allowance for network investment of £887 million represents an increase of £264 million (42%) compared to the actual of £623 million in the DPCR4 period[1]
- Off to a good start for DPCR5
  - Implemented 30 new guaranteed standards for connections, unlocking £1.8 million of margin
  - Improved customer satisfaction results, posting best-ever scores
  - Successfully mobilized work force renewal, resulting in 75 new recruits funded through the price control
  - Safety performance solid, but room for improvement; retained status as safest DNO in the U.K.
  - Management initiatives delivered £10 million in cost savings
  - Secured Ofgem corporate social responsibility award
  - Secured U.K.'s largest low-carbon project; £31 million project to run over three years
  - Environmental protection performance maintained
  - Good start to capital efficiency program, resulting in £130 million of £181 million unit cost savings identified
  - On target delivery of asset investments, resulting in further quality of supply improvements
  - Obtained £270 million European Investment Bank loan at a weighted-average rate of 4.175%

[1] *Network investment figures quoted are in 2007/08 prices, as per the Ofgem Final Proposals financial model published by Ofgem in December 2009*

U.K. Energy Policy

CE Electric UK

Generation

- Major shift to renewable generation over next 10 years
- Shift to offshore wind is central to U.K. renewable strategy from 1GW base to predicted 24GW by 2020
- Estimated cost of £70 billion(1) to install 23GW

Transmission Infrastructure(2)

- Significant increase in capacity needed by 2020
- Estimated £15 billion of onshore transmission investment, with up to £5 billion in Scotland increasing existing combined Scottish RAV of £1.4 billion to near £5 billion by 2020
- Estimated cost of £15 billion for offshore transmission

Distribution networks(3)

- Over £22 billion of investment in next 10 years, increasing double the rate compared to the last 20 years
- Over next five years, DPCR5 provides additional £500 million regulatory funding to trial smart distribution grids

Change in U.K. electricity generation mix


30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Gas
Coal
Nuclear
Renewables
Other sources
Oil
Source of Electricity Generation

Source: DECC – The Low Carbon Transition Plan July 2009

Projected U.K. Wind Generation


Wind Generation - GWh
30
25
20
15
10
5
0
1990-99
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
GWh onshore
GWh offshore
Forecast GWh onshore
Forecast GWh offshore

Source: UK Renewables web site – March 2011

(1) *Based on Garred Hassan – "UK Offshore Wind Charting the Right Course"*
(2) *2008/9 Ofgem Annual Transmission Report & Department of Energy and Climate Change UK Low Carbon Transition Plan, July 2009*
(3) *Based on DPCR5 final proposals, plus estimate for DPCR6 based on DPCR5 levels and Ofgem RIIO presentation February 10, 2011*

U.K. Economic Outlook

CE Electric UK

- European outlook continues to be cautious, not least due to Portugal, Italy, Greece and Spain credit risks and austerity packages
- U.K. outlook uncertain due to slow European growth, government austerity and the impact of commodity prices
- U.K. labor markets responded more flexibly than expected to demand shocks, depressing the expectations of real pay
- High spending in the public sector is now being reined back in a high-profile austerity program
- The result is:
  - Borrowing and consumption has not really grown despite all-time low base interest rates
  - Increases in imported commodity prices are driving domestic inflation, along with purchase tax increases
  - Inflation has been expected to fall for some time, but so far it remains stubbornly high
  - Energy costs continue to be a sensitive issue despite an accepted need for large investment



UK GDP growth and unemployment
Unemployment/GDP growth rate
15%
10%
5%
0%
-5%
-10%
1971 Q1
1973 Q1
1975 Q1
1977 Q1
1979 Q1
1981 Q1
1983 Q1
1985 Q1
1987 Q1
1989 Q1
1991 Q1
1993 Q1
1995 Q1
1997 Q1
1999 Q1
2001 Q1
2003 Q1
2005 Q1
2007 Q1
2009 Q1
2011 Q1
Claimant count unemployment rate
Real GDP growth

Source: National Statistics



Bank of England's CPI inflation forecast
Annual CPI inflation rate
6%
5%
4%
3%
2%
1%
0%
Forecast
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013Q1
2014Q1
Historic and central forecast
Forecast 50% confidence range

Source: National Statistics and Bank of England
Note: RPI inflation has typically been 0.2 to 2 percentage points higher than CPI inflation since records began in 1997

Questions



Gregory E. Abel

President and Chief Executive Officer
MidAmerican Energy Holdings Company

MidAmerican's Strategy for Industry Change

MIDAMERICAN ENERGY HOLDINGS COMPANY

- Economy
- State regulation
- Federal regulation
  - Environmental Protection Agency
  - Federal Energy Regulatory Commission
- Generation
  - Renewables, gas and nuclear
- Berkshire Hathaway support
- Industry acquisitions

Questions

Appendix

Non-GAAP Financial Measures

MIDAMERICAN ENERGY HOLDINGS COMPANY

FFO	2010	2009	2008	2007
Net cash flows from operating activities	$ 2,759	$ 3,572	$ 2,587	$ 2,335
+/- Changes in other operating assets and liabilities, net of effects from acquisitions	607	(152)	204	46
FFO	$ 3,366	$ 3,420	$ 2,791	$ 2,381
Adjusted Interest				
Interest expense	$ 1,225	$ 1,275	$ 1,333	$ 1,320
Interest expense on MidAmerican subordinated debt	(52)	(80)	(135)	(136)
Adjusted Interest	$ 1,173	$ 1,195	$ 1,198	$ 1,184
FFO Interest Coverage(1)	3.9x	3.9x	3.3x	3.0x
Adjusted Debt				
Debt(2)	$ 19,811	$ 19,931	$ 20,232	$ 19,823
MidAmerican subordinated debt	(315)	(590)	(1,321)	(1,125)
Adjusted Debt	$19,496	$19,341	$18,911	$18,698
FFO to Debt(3)	17.3%	17.7%	14.8%	12.7%
Adjusted Capitalization				
Total equity	$ 13,408	$ 12,843	$ 10,477	$ 9,582
Adjusted debt	19,496	19,341	18,911	18,698
MidAmerican subordinated debt	315	590	1,321	1,125
Adjusted Capitalization	$33,219	$32,774	$30,709	$29,405
Debt to Total Capitalization(4)	58.7%	59.0%	61.6%	63.6%

EBITDA	
Net income	$ 1,310
Interest expense	1,225
Capitalized interest	(54)
Income tax expense	198
Depreciation and amortization	1,276
EBITDA	$ 3,955

(1) *FFO Interest Coverage equals the sum of FFO and Adjusted Interest divided by Adjusted Interest*

(2) *Debt includes short-term debt, MidAmerican senior debt, MidAmerican subordinated debt and subsidiary debt (including current maturities)*

(3) *FFO to Debt equals FFO divided by Adjusted Debt*

(4) *Debt to Total Capitalization equals Adjusted Debt divided by Adjusted Capitalization*



MIDAMERICAN
ENERGY HOLDINGS COMPANY

A Berkshire Hathaway Company